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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 17, 1995
Date of earliest event reported: October 16, 1995

                            THE COASTAL CORPORATION
            (Exact name of registrant as specified in its charter)


        Delaware                    1-7176                   74-1734212
(State or other jurisdiction     (Commission              (I.R.S. Employer
     of incorporation)           File Number)            Identification No.)

              Coastal Tower
          Nine Greenway Plaza
             Houston, Texas                                   77046-0995
(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code: (713) 877-1400


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

          (12) Ratio of Earnings to Fixed Charges.





                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE COASTAL CORPORATION
                                                     (Registrant)


                                                        DONALD H. GULLQUIST
Date: October 17, 1995                          By: ___________________________
                                                        Donald H. Gullquist
                                                       Senior Vice President